UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) January 4, 1994




                               ECKERD CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-4844                   13-3302437
   (State or Other                 (Commission              (I.R.S. Employer
   Jurisdiction of                  File No.)              Identification No.)
   Incorporation)


8333 Bryan Dairy Road, Largo, Florida                                  34647
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (813) 399-6000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

















Item 5.  Other Events

         On January 4, 1994, the Company announced an agreement in principle to sell its Vision Group division, which operates 47 Visionworks optical superstores and 29 Eckerd Optical Centers in six states, to an investment group which includes current Vision Group management. The sale is subject to the negotiation of a definitive agreement and certain other conditions and is expected to be completed within the next 60 days.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:

         20.01  Press release dated January 4, 1994.



































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                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Eckerd Corporation
                                            ----------------------------------
                                                      (Registrant)





                                            By: /s/ Samuel G. Wright
                                               -------------------------------
                                                Samuel G. Wright
                                                Senior Vice President-Finance
                                                (Principal Accounting Officer)


Date:  January 4, 1994



























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                                  EXHIBIT INDEX

                               Eckerd Corporation
                           Current Report on Form 8-K
                              Dated January 4, 1994



Exhibit No.      Description of Exhibit                                  Page
- -----------      ----------------------                                 ------

20.01             Press Release                                            5








































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